UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2017

BRK, Inc.
(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-54956

(Commission File Number)

26-2840468

(IRS Employer Identification No.)

411 Eastgate Rd., Suite A

Henderson, Nevada 89011

(Address of principal executive offices)(Zip Code)

(702) 572-8050

(Registrant’s telephone number, including area code)

______________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01 Changes in Control of Registrant.

The information disclosed in Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 14, 2017, BRK, Inc., a Nevada corporation (the “Company”), announced that Daniel Serruya has been appointed to the Company’s board of directors, which will now consist of solely of Mr. Serruya, and appointed as President and Chief Executive Officer of the Company. Simultaneously with Mr. Serruya’s appointment, Gary Shields, was appointed Chief Technology Officer, and Brian Keasberry resigned as a director, and President and Chief Executive Officer, but remains as the Company’s Secretary and Treasurer.

Mr. Serruaya, age 49, has been a consultant, providing business development and structured financing advice and services. Mr. Serruaya attended Concordia University of Montreal, Quebec, where he studied Economics and Sociology. Mr. Serruya’s background in business development and structured financing led to our conclusion that he should serve as a director in light of our business and structure.

Mr. Shields, age 56, has been a Technical Designer at Shark Marine Technologies, of St. Catharine’s, Ontario, since August 2016. From February 2015 until July 2016, Mr. Shields was a Technical Designer at Niagara Technical Design, of Fonthill, Ontario. From May 2014 until February 2015, Mr. Shields was a software developer at Insight Avionics, of Fort Erie, Ontario. From May 2006 until May 2014, Mr. Shields was a Technical Designer at Shields Industrial Science, of Toronto, Ontario.

There are no family relationships between Mr. Serruya or Mr. Shields and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company within the meaning of Item 401(d) of Regulation S-K under the U.S. Securities Act of 1933 (“Regulation S-K”). Since the beginning of the Company’s last fiscal year, the Company has not engaged in any transaction in which Mr. Tan had a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K.

Each of Mr. Serruya and Mr. Shields has entered into an Indemnification Agreement with the Company, pursuant to which the Company has agreed to indemnify each of them for claims against them that may arise in connection with the performance of their duties as an office and/or director of the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

10.1	Form of Indemnification Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRK, INC.

Date: July 17, 2017	By:	/s/ Brian Keasberry
	Name:	Brian Keasberry
	Title:	Secretary

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